Exhibit (d)(7)    Investment Advisory Agreement between Conseco Fund Group and
                  Conseco Capital Management, Inc.

                         INVESTMENT MANAGEMENT CONTRACT

         Contract made as of December 1, 2000 ("Contract") between CONSECO FUND GROUP, a Massachusetts business trust ("Trust"), and CONSECO CAPITAL MANAGEMENT, INC. ("Adviser"), a Massachusetts corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and is authorized to offer for public sale distinct series of shares of beneficial interest; and

         WHEREAS the Trust desires to retain the Adviser and may desire to have one or more investment advisers (each a "Subadviser") provide investment advisory and portfolio management services with respect to the series of shares of beneficial interest of the Trust listed on Schedule A hereto, as such schedule may be amended from time to time (each a "Fund"); and

         WHEREAS the Trust desires to retain the Adviser as investment manager to furnish certain portfolio management services to the Trust with respect to each Fund for which a Subadviser is employed, and the Adviser is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. The Trust hereby appoints the Adviser as investment adviser of the Trust and each Fund for the period and on the terms set forth in this Contract. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Employment; Duties of the Adviser.

         (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and any written guidelines adopted by the Board, the Adviser will provide a continuous investment program for all or a designated portion of the assets ("Segment") of each Fund, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Fund or Segment. The Adviser will determine from time to time what investments will be purchased, retained or sold by each Fund or Segment. The Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for each Fund or Segment. The Adviser will be responsible for voting proxies of issuers of securities held by each Fund or Segment. The Adviser understands that each Fund's assets need to be managed so as to permit it to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Adviser will provide services under this Contract in accordance with each Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

         (b) The Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of each Fund, the Adviser may, in its discretion and in compliance with
Section 28(e) of the Securities and Exchange Act of 1934, use brokers that provide the Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of each Fund or Segment, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to each Fund and its other clients and that the total commissions paid by each Fund or Segment will be reasonable in relation to the benefits to each Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Adviser may aggregate sales and purchase orders with respect to the assets of each Fund or Segment with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

         (c) The Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Adviser on behalf of each Fund or Segment, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records that it maintains for a Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for a Fund upon request by the Trust.

         (d) At such times as shall be reasonably requested by the Board, the Adviser will provide the Board with economic and investment analyses and reports as well as quarterly reports setting forth the performance of a Fund or Segment and make available to the Board any economic, statistical and investment services that the Adviser normally makes available to its institutional or other customers.

         (e) In accordance with procedures adopted by the Board, as amended from time to time, the Adviser is responsible for assisting in the fair valuation of all portfolio securities in each Fund or Segment and will use its reasonable efforts to arrange for the provision of a price from one or more parties independent of the Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

         3. Retention of a Subadviser. The Adviser may retain one or more Subadvisers, at the Adviser's own cost and expense. In the event that the Adviser retains one or more Subadviser(s) for a Fund, the following provisions apply:

         (a) Subject to the oversight and direction of the Board of the Trust ("Trustees"), the Adviser will provide to the Trust investment management evaluation services by performing initial reviews of prospective Subadviser(s) for each Fund and supervising and monitoring performance of the Subadviser(s) thereafter. The Adviser agrees to report to the Trust the results of its evaluation, supervision and monitoring functions and to keep certain books and records of the Trust in connection therewith. The Adviser further agrees to communicate performance expectations and evaluations to the Subadviser(s), and to recommend to the Trust whether agreements with Subadviser(s) should be renewed, modified or terminated.

         (b) The Adviser will be responsible for informing the Subadviser(s) of the investment objective(s), policies and restrictions of the Fund for which each Subadviser is responsible, for informing or ascertaining that it is aware of other legal and regulatory responsibilities applicable to the Subadviser(s) with respect to the Fund for which each Subadviser is responsible, and for monitoring each Subadviser's discharge of its duties; but the Adviser is not responsible for the specific actions (or inactions) of a Subadviser in the performance of the duties assigned to it.

         (c) With respect to each Subadviser for a Fund, the Adviser shall enter into an agreement ("Subadvisory Agreement") with the Subadviser in substantially the form previously approved by the Board.

         (d) The Adviser shall be responsible for the fees payable to and shall pay the Subadviser(s) of a Fund the fee as specified in the Subadvisory Agreement relating thereto.

         4. Further Duties. In all matters relating to the performance of this Contract, the Adviser will act in conformity with the Declaration of Trust, By-Laws and the currently effective registration statement of the Trust and any amendments or supplements thereto ("Registration Statement") and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the Advisers Act, and the rules under each, and all other applicable federal and state laws and regulations.

         5. Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         6. Expenses.

         (a) During the term of this Contract, each Fund will bear all expenses, not specifically assumed by the Adviser, incurred in its operations and the offering of its shares.

         (b) Expenses borne by each Fund will include but not be limited to the following (or each Funds' proportionate share of the following): (i) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Fund by the Adviser under this Contract;
(iii) filing fees and expenses relating to the registrations and qualification of the Fund's shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications; (iv) fees and salaries payable to the Trust's Trustees and officers who are not interested persons of the Trust or the Adviser; (v) all expenses incurred in connection with the Trustees' services, including travel expenses; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (viii) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law;
(ix) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust; (x) charges of custodians, transfer agents and other agents; (xi) costs of preparing share certificates; (xii) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders;
(xiii) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (xiv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders) incurred by the Trust or the Fund; (xv) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvi) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof;
(xvii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers; (xviii) costs of mailing, stationery and communications equipment; (xix) expenses incident to any dividend, withdrawal or redemption options; (xx) charges and expenses of any outside pricing service used to value portfolio securities; (xxi) interest on borrowings of the Trust; and (xxii) fees or expenses related to license agreements with respect to securities indices.

         (c) The Trust or a Fund may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by the Adviser and acknowledged as otherwise payable by the Adviser pursuant to this Contract, a Fund may reduce the fee payable to the Adviser pursuant to Paragraph 7 thereof by such amount. To the extent that such deductions exceed the fee payable to the Adviser on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

         (d) The Adviser will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by those Trustees who are interested persons of the Trust.

         (e) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not required by this Contract to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Trust or a Fund on any subsequent occasion.

         7. Compensation.

         (a) For the services provided and the expenses assumed pursuant to this Contract, with respect to a Fund, the Trust will pay to the Adviser a fee, computed daily and paid monthly, at an annual rate as set forth on Schedule A hereto (as such schedule may be amended from time to time), expressed as a percentage of average daily net assets of the Fund.

         (b) The fee shall be computed daily and paid monthly to the Adviser on or before the first business day of the next succeeding calendar month.

         (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

         8. Limitation of Liability of the Adviser. The Adviser and its officers, directors, employees and delegates, including any Subadviser to a Fund, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, a Fund or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, director, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust, to be rendering such service to or acting solely for a Fund or the Trust and not as an officer, director, employee, or agent or one under the control or direction of the Adviser even though paid by it.

         9. Limitation of Liability of the Trustees and Shareholders of the Trust. The Trustees of the Trust and the shareholders of any Fund shall not be liable for any obligations of any Fund or the Trust under this Agreement and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to such Trustees or shareholders.

         10. Duration and Termination.

         (a) This Contract shall become effective for each Fund upon the day and year first written above, provided that this Contract has been approved for the Fund by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Trustees") cast in person at a meeting called for the purpose of voting on such approval.

         (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

         (c) Notwithstanding the foregoing, with respect to a Fund, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund upon delivery of sixty (60) days' written notice to the Adviser and may be terminated by the Adviser at any time, without the payment of any penalty, upon delivery of sixty (60) days' written notice to the Trust. Termination of this Contract with respect to a Fund shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Fund. This Contract shall terminate automatically in the event of its assignment.

         11. Additional Funds. In the event that the Trust establishes one or more series of shares with respect to which it desires to have the Adviser render services under this Contract, it shall so notify the Adviser in writing. If the Adviser agrees in writing to provide said services, such series of shares shall become a Fund hereunder upon execution of a new Schedule A and compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

         12. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract as to a Fund shall be effective until approved by vote of the Independent Trustees or a majority of the Fund's outstanding voting securities.

         13. Governing Law. This Contract shall be construed in accordance with the laws of the State of Indiana, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act, provided, however, that section 9 above will be construed in accordance with the laws of the Commonwealth of Massachusetts. To the extent that the applicable laws of the State of Indiana or the Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

         14. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

                               CONSECO FUND GROUP

Attest:  /s/ William P. Kovacs                 By  /s/ Maxwell E. Bublitz
            William P. Kovacs                    Name: Maxwell E. Bublitz
            Secretary                                  President

                                              CONSECO CAPITAL MANAGEMENT, INC.

Attest:  /s/ William P. Kovacs                 By  /s/ Gregory J. Hahn
            William P. Kovacs                    Name: Gregory J. Hahn
            Secretary                                  Vice President

                               CONSECO FUND GROUP
                         INVESTMENT MANAGEMENT CONTRACT

                                   SCHEDULE A

                    Series                                           Annual Fee
Conseco Science & Technology Fund                                       1.00%
Conseco 20 Fund                                                         0.70%
Conseco Large-Cap Fund                                                  0.70%
Conseco Equity Fund                                                     0.70%
Conseco Balanced Fund                                                   0.70%
Conseco Convertible Securities Fund                                     0.85%
Conseco High Yield Fund                                                 0.70%
Conseco Fixed Income Fund                                               0.45%

Exhibit (d)(8)    Investment Sub-Advisory Agreement between Oak Associates,
                  ltc. and Conseco Capital Management, Inc., on behalf of the Conseco Science & Technology and Conseco 20 Funds.

                              SUB-ADVISORY CONTRACT

         Agreement made as of Friday, December 1, 2000 ("Contract") between CONSECO CAPITAL MANAGEMENT, INC. ("CCM"), and Chicago Equity Partners, LLC, a Delaware limited liability company ("Sub-Adviser").

RECITALS

         (1) CCM has entered into an Interim Investment Management Agreement, dated Friday, December 1, 2000 ("Management Agreement"), with Conseco Fund Group ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to all the series of the Trust;

         (2) CCM wishes to retain the Sub-Adviser to furnish certain investment advisory and portfolio management services to CCM and the series of the Trust listed on Schedule A hereto, as such schedule may be amended from time to time (each a "Fund"); and

         (3) The Sub-Adviser is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, CCM and the Sub-Adviser agree as follows:

         1. Appointment. CCM hereby appoints the Sub-Adviser as an investment sub-adviser with respect to each Fund for the period and on the terms set forth in this Contract. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Duties as Sub-Adviser.

         (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and review by CCM, and any written guidelines adopted by the Board or CCM, the Sub-Adviser will provide a continuous investment program for all or a designated portion of the assets ("Segment") of each Fund, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Fund or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by each Fund or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for each Fund or Segment. The Sub-Adviser will be responsible for voting proxies of issuers of securities held by each Fund or Segment. The Sub-Adviser understands that each Fund's assets need to be managed so as to permit it to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Contract in accordance with each Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

         (b) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of each Fund, the Sub-Adviser may, in its discretion and in compliance with Section 28(e) of the Securities and Exchange Act of 1934, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of each Fund or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to each Fund and its other clients and that the total commissions paid by each Fund or Segment will be reasonable in relation to the benefits to each Fund over the long term. In no instance will portfolio securities be purchased from or sold to CCM or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of each Fund or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner that the Sub-Adviser believes to be equitable over time to each account.

         (c) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of each Fund or Segment, and will furnish the Board and CCM with such periodic and special reports as the Board or CCM reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for a Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for a Fund upon request by the Trust; provided, however, that Sub-Adviser may retain copies of such records.

         (d) At such times as shall be reasonably requested by the Board or CCM, the Sub-Adviser will provide the Board and CCM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of a Fund or Segment, including an affirmative statement with respect to compliance, employees gained or lost, accounts gained or lost and any litigation or change of structure during the quarter, and make available to the Board and CCM any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional customers; provided, however, that Sub-Adviser shall not be responsible for portfolio accounting or generating reports derived from portfolio accounting information.

         (e) The Sub-Adviser shall not be responsible for pricing portfolio securities. The Fund's Administrator or Sub-Administrator shall price portfolio securities. However, in accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser shall use its reasonable efforts to assist in determining a fair value or valuation methodology for portfolio securities for which market quotations are not readily available.

         3. Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will seek to act in conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement and with the written instructions and written directions of the Board and CCM; and will comply with the requirements of the 1940 Act and, to the extent applicable, the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, Subchapter M of the Internal Revenue Code ("Code"), as applicable to regulated investment companies; and all other federal and state laws and regulations applicable to the Trust and each Fund. CCM agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, certified board resolutions approving the Management Agreement and this Contract, written instructions and directions of the Board and CCM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with CCM (other than CCM itself).

         4. Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, a Fund or CCM. CCM shall bear all costs of obtaining shareholder approval of this Contract, if required by law.

         5. Compensation.

          (a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Contract, CCM, not each Fund, will pay to the Sub-Adviser a sub-advisory fee, computed daily and paid monthly, at the annual rate set forth on Schedule A hereto, as such schedule may be amended from time to time. The sub-advisory fee will be based on the average daily net assets of a Fund or Segment (computed in the manner specified in the Management Agreement) and CCM will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of assets of the Fund within the Sub-Adviser's Segment.

          (b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

          (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

         6. Limitation of Liability.

         (a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, the Trust, its shareholders or by CCM in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Manager shall hold harmless and indemnify Sub-Adviser, its affiliates, directors, officers, shareholders, employees or agents for any loss not resulting from Sub-Adviser's gross negligence, bad faith, or willful misfeasance on its part in the performance of its duties or from its reckless disregard of its obligations and duties under this Contract. Section 6 shall survive the termination of this Contract.

         (b) In no event will the Sub-Adviser have any responsibilities for any portion of a Fund's investments not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Trust or the Fund.

                  In particular, in the event the Sub-Adviser shall manage only a portion of a Fund's investments, the Sub-Adviser shall have no responsibility for the Fund's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such segment were deemed a separate series of the Trust or a separate "regulated investment company" under the Code.

                  Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

         7. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

         (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify CCM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         (b) The Sub-Adviser has adopted a written code of ethics and appropriate procedures complying with the requirements of Rule 17j-1 under the 1940 Act and will provide CCM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Contract is in effect, the president or a vice president of the Sub-Adviser shall certify to CCM that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon reasonable prior written request of CCM, the Sub-Adviser shall permit CCM, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Adviser's code of ethics.

         (c) The Sub-Adviser will notify CCM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.

         (d) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with a Fund, the Trust, CCM or any of their respective affiliates in offering, marketing or other promotional materials without the prior express written consent of CCM.

         8. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Contract shall limit or restrict the right of any trustee, director, officer or employee of the Sub-Adviser, who may also be on the Board of Trustees of the Trust ("Trustee"), or an officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

          9. Duration and Termination.

         (a) This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and by vote of a majority of each Fund's outstanding voting securities, unless CCM has authority to enter into this Contract pursuant to exemptive relief from the SEC without a vote of each Fund's outstanding voting securities.

         (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

         (c) Notwithstanding the foregoing, with respect to a Fund, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Sub-Adviser. This Contract may also be terminated, without the payment of any penalty, by CCM: (i) upon 120 days' written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Contract; or (iii) immediately if, in the reasonable judgment of CCM, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect a Fund. The Sub-Adviser may terminate this Contract at any time, without the payment of any penalty, on 120 days' written notice to CCM. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement, as it relates to each Fund.

         10. Additional Funds. In the event that the Trust establishes one or more series of shares with respect to which it desires to have the Sub-Adviser render services under this Agreement, it shall so notify the Sub-Adviser in writing. If the Sub-Adviser agrees in writing to provide said services, such series of shares shall become a Fund hereunder upon execution of a new Schedule A and compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

         11. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract as to a Fund shall be effective until approved by vote of the Independent Trustees or a majority of the Fund's outstanding voting securities, if required by law.

         12. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Indiana, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Indiana conflict with the applicable provisions of the 1940 Act, the latter shall control.

         13. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterpart.

         14. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or CCM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to CCM will be sent to the attention of Maxwell E. Bublitz, President and Chief Executive Officer, with a copy thereof to William P. Kovacs, Vice President and General Counsel, Conseco Capital Management, Inc., 11825 N. Pennsylvania St., Carmel, Indiana, 46032. All notices provided to the Sub-Adviser will be sent to the attention of the Compliance Officer.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                                             CONSECO CAPITAL MANAGEMENT, INC.
                                                             11825 North Pennsylvania Street
                                                             Carmel, Indiana 46032
By:      /s/ William P. Kovacs                               By:   /s/ Maxwell E. Bublitz
         Name:   William P. Kovacs                                 Name:   Maxwell E. Bublitz
         Title:  Secretary                                         Title:  President and Chief Executive
                                                             Officer

                                                             CHICAGO EQUITY PARTNERS, LLC


Attest:

By:      /s/ Patrick C. Lynch                                By:  /s/ James D. Miller
         Name:   Patrick C. Lynch                                  Name:  James D. Miller
         Title:  Managing Director                                 Title: President


                               CONSECO FUND GROUP
                              SUB-ADVISORY CONTRACT

                                   SCHEDULE A

                    Series                                    Annual Fee
The equity portion of Conseco Balanced Fund                30 basis points
Conseco Equity Fund                                        30 basis points
Conseco Large-Cap Fund                                     30 basis points


(d)(8) Investment Sub-Advisory Agreement between Oak Associates, ltc. and Conseco Capital Management, Inc., on behalf of the Conseco Science & Technology and Conseco 20 Funds.

                              SUB-ADVISORY CONTRACT

         Agreement made as of Friday, December 1, 2000 ("Contract") between CONSECO CAPITAL MANAGEMENT, INC. ("CCM"), and Oak Associates, Ltd., a Ohio limited liability company ("Sub-Adviser").

RECITALS

         (1) CCM has entered into an Interim Investment Management Agreement, dated Friday, December 1, 2000 ("Management Agreement"), with Conseco Fund Group ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to all the series of the Trust;

         (2) CCM wishes to retain the Sub-Adviser to furnish certain investment advisory and portfolio management services to CCM and the series of the Trust listed on Schedule A hereto, as such schedule may be amended from time to time (each a "Fund"); and

         (3) The Sub-Adviser is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, CCM and the Sub-Adviser agree as follows:

         1. Appointment. CCM hereby appoints the Sub-Adviser as an investment sub-adviser with respect to each Fund for the period and on the terms set forth in this Contract. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Duties as Sub-Adviser.

         (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and review by CCM, and any written guidelines adopted by the Board or CCM, the Sub-Adviser will provide a continuous investment program for all or a designated portion of the assets ("Segment") of each Fund, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Fund or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by each Fund or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for each Fund or Segment. The Sub-Adviser will be responsible for voting proxies of issuers of securities held by each Fund or Segment. The Sub-Adviser understands that each Fund's assets need to be managed so as to permit it to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Contract in accordance with each Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

         (b) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of each Fund, the Sub-Adviser may, in its discretion and in compliance with Section 28(e) of the Securities and Exchange Act of 1934, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of each Fund or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to each Fund and its other clients and that the total commissions paid by each Fund or Segment will be reasonable in relation to the benefits to each Fund over the long term. In no instance will portfolio securities be purchased from or sold to CCM or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of each Fund or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner that the Sub-Adviser believes to be equitable over time to each account.

         (c) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of each Fund or Segment, and will furnish the Board and CCM with such periodic and special reports as the Board or CCM reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for a Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for a Fund upon request by the Trust; provided, however, that Sub-Adviser may retain copies of such records.

         (d) At such times as shall be reasonably requested by the Board or CCM, the Sub-Adviser will provide the Board and CCM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of a Fund or Segment, including an affirmative statement with respect to compliance, employees gained or lost, accounts gained or lost and any litigation or change of structure during the quarter, and make available to the Board and CCM any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional customers; provided, however, that Sub-Adviser shall not be responsible for portfolio accounting or generating reports derived from portfolio accounting information.

         (e) The Sub-Adviser shall not be responsible for pricing portfolio securities. The Fund's Administrator or Sub-Administrator shall price portfolio securities. However, in accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser shall use its reasonable efforts to assist in determining a fair value or valuation methodology for portfolio securities for which market quotations are not readily available.

         3. Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will seek to act in conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement and with the written instructions and written directions of the Board and CCM; and will comply with the requirements of the 1940 Act and, to the extent applicable, the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, Subchapter M of the Internal Revenue Code ("Code"), as applicable to regulated investment companies; and all other federal and state laws and regulations applicable to the Trust and each Fund. CCM agrees to provide to the Sub-Adviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, certified board resolutions approving the Management Agreement and this Contract, written instructions and directions of the Board and CCM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with CCM (other than CCM itself).


         4. Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, a Fund or CCM. CCM shall bear all costs of obtaining shareholder approval of this Contract, if required by law.

         5. Compensation.

          (A) FOR THE SERVICES PROVIDED AND THE EXPENSES ASSUMED BY THE SUB-ADVISER PURSUANT TO THIS CONTRACT, CCM, NOT EACH FUND, WILL PAY TO THE SUB-ADVISER A SUB-ADVISORY FEE, COMPUTED DAILY AND PAID MONTHLY, AT THE ANNUAL RATE SET FORTH ON SCHEDULE A HERETO, AS SUCH SCHEDULE MAY BE AMENDED FROM TIME TO TIME. THE SUB-ADVISORY FEE WILL BE BASED ON THE AVERAGE DAILY NET ASSETS OF A FUND OR SEGMENT (COMPUTED IN THE MANNER SPECIFIED IN THE MANAGEMENT AGREEMENT) AND CCM WILL PROVIDE THE SUB-ADVISER WITH A SCHEDULE SHOWING THE MANNER IN WHICH THE FEE WAS COMPUTED. IF THE SUB-ADVISER IS MANAGING A SEGMENT, ITS FEES WILL BE BASED ON THE VALUE OF ASSETS OF THE FUND WITHIN THE SUB-ADVISER'S SEGMENT.

          (B) THE FEE SHALL BE ACCRUED DAILY AND PAYABLE MONTHLY TO THE SUB-ADVISER ON OR BEFORE THE LAST BUSINESS DAY OF THE NEXT SUCCEEDING CALENDAR MONTH.

          (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

         6. Limitation of Liability.

         (a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, the Trust, its shareholders or by CCM in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Manager shall hold harmless and indemnify Sub-Adviser, its affiliates, directors, officers, shareholders, employees or agents for any loss not resulting from Sub-Adviser's gross negligence, bad faith, or willful misfeasance on its part in the performance of its duties or from its reckless disregard of its obligations and duties under this Contract. Section 6 shall survive the termination of this Contract.

         (b) In no event will the Sub-Adviser have any responsibilities for any portion of a Fund's investments not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Trust or the Fund.

                  In particular, in the event the Sub-Adviser shall manage only a portion of a Fund's investments, the Sub-Adviser shall have no responsibility for the Fund's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such segment were deemed a separate series of the Trust or a separate "regulated investment company" under the Code.

                  Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

         7. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

         (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify CCM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         (b) The Sub-Adviser has adopted a written code of ethics and appropriate procedures complying with the requirements of Rule 17j-1 under the 1940 Act and will provide CCM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Contract is in effect, the president or a vice president of the Sub-Adviser shall certify to CCM that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon reasonable prior written request of CCM, the Sub-Adviser shall permit CCM, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Adviser's code of ethics.

         (c) The Sub-Adviser will notify CCM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.

         (d) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with a Fund, the Trust, CCM or any of their respective affiliates in offering, marketing or other promotional materials without the prior express written consent of CCM.

         8. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Contract shall limit or restrict the right of any trustee, director, officer or employee of the Sub-Adviser, who may also be on the Board of Trustees of the Trust ("Trustee"), or an officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9.       Duration and Termination.

         (a) This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and by vote of a majority of each Fund's outstanding voting securities, unless CCM has authority to enter into this Contract pursuant to exemptive relief from the SEC without a vote of each Fund's outstanding voting securities.

         (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

         (c) Notwithstanding the foregoing, with respect to a Fund, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Sub-Adviser. This Contract may also be terminated, without the payment of any penalty, by CCM: (i) upon 120 days' written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Contract; or (iii) immediately if, in the reasonable judgment of CCM, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect a Fund. The Sub-Adviser may terminate this Contract at any time, without the payment of any penalty, on 120 days' written notice to CCM. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement, as it relates to each Fund.

         10. Additional Funds. In the event that the Trust establishes one or more series of shares with respect to which it desires to have the Sub-Adviser render services under this Agreement, it shall so notify the Sub-Adviser in writing. If the Sub-Adviser agrees in writing to provide said services, such series of shares shall become a Fund hereunder upon execution of a new Schedule A and compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

         11. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract as to a Fund shall be effective until approved by vote of the Independent Trustees or a majority of the Fund's outstanding voting securities, if required by law.

         12. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Indiana, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Indiana conflict with the applicable provisions of the 1940 Act, the latter shall control.

         13. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterpart.

         14. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or CCM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to CCM will be sent to the attention of Maxwell E. Bublitz, President and Chief Executive Officer, with a copy thereof to William P. Kovacs, Vice President and General Counsel, Conseco Capital Management, Inc., 11825 N. Pennsylvania St., Carmel, Indiana, 46032. All notices provided to the Sub-Adviser will be sent to the attention of the Compliance Officer.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                                             CONSECO CAPITAL MANAGEMENT, INC.
                                                             11825 North Pennsylvania Street
                                                             Carmel, Indiana 46032
     By:  /s/ William P. Kovacs                              By:  /s/ Maxwell E. Bublitz
         Name:   William P. Kovacs                           Name:  Maxwell E. Bublitz
         Title:  Secretary                                   Title:  President and Chief Executive Officer
                                                             OAK ASSOCIATES, LTD.

Attest:
By:      /s/ Lisa Laubacher                                  By:   /s/ James D. Oelschlager
         Name:   Lisa Laubacher                                    Name:  James D. Oelschlager
         Title:  Client Services                                   Title: Investment Manager and CEO


                               CONSECO FUND GROUP
                              SUB-ADVISORY CONTRACT

                                   SCHEDULE A

                    Series                                      Annual Fee
Conseco 20 Fund                                               30 basis points
Conseco Science & Technology Fund                             30 basis points